Baird Equity Opportunity Fund
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 92.9%		Shares	Value
Aerospace & Defense - 3.5%
Cadre Holdings, Inc.		83,115	$2,461,035

Building Products - 2.8%
Hayward Holdings, Inc. (a)		143,704	2,000,360

Construction & Engineering - 6.1%
Fluor Corp. (a)(b)(f)		77,209	2,765,626
Valmont Industries, Inc.		5,578	1,591,794
			4,357,420

Consumer Staples Distribution & Retail - 4.1%
Chefs' Warehouse, Inc. (a)		53,473	2,912,140

Diversified Consumer Services - 4.9%
Mister Car Wash, Inc. (a)		445,968	3,518,688

Diversified Telecommunication Services - 1.7%
Globalstar, Inc. (a)		58,232	1,214,717

Electronic Equipment, Instruments & Components - 2.3%
Teledyne Technologies, Inc. (a)		3,267	1,626,019

Energy Equipment & Services - 2.3%
Oceaneering International, Inc. (a)		73,278	1,598,193

Entertainment - 3.6%
Madison Square Garden Sports Corp. (a)		13,202	2,570,693

Financial Services - 5.7%
AvidXchange Holdings, Inc. (a)		349,510	2,963,845
Toast, Inc. - Class A (a)		32,886	1,090,828
			4,054,673

Ground Transportation - 0.7%
Saia, Inc. (a)		1,500	524,145

Health Care Equipment & Supplies - 1.8%
Merit Medical Systems, Inc. (a)		12,326	1,302,982

Health Care Providers & Services - 5.1%
HealthEquity, Inc. (a)		24,944	2,204,301
NeoGenomics, Inc. (a)		146,765	1,392,800
			3,597,101

Health Care Technology - 3.5%
Phreesia, Inc. (a)		96,681	2,471,166

Hotels, Restaurants & Leisure - 11.2%
Norwegian Cruise Line Holdings Ltd. (a)		133,142	2,524,372
Sportradar Group AG - Class A (a)		253,300	5,476,346
			8,000,718

Interactive Media & Services - 3.7%
ZoomInfo Technologies, Inc. (a)(b)		266,560	2,665,600

IT Services - 0.9%
MongoDB, Inc. (a)		3,520	617,408

Leisure Products - 0.8%
Clarus Corp.		160,005	600,019

Machinery - 2.6%
RBC Bearings, Inc. (a)		5,738	1,846,316

Professional Services - 3.6%
SS&C Technologies Holdings, Inc.		30,679	2,562,617

Semiconductors & Semiconductor Equipment - 4.5%
Astera Labs, Inc. (a)		11,498	686,086
Universal Display Corp.		17,801	2,482,883
			3,168,969

Software - 17.5%
BILL Holdings, Inc. (a)(f)		76,991	3,533,117
Blackbaud, Inc. (a)		17,127	1,062,730
Clear Secure, Inc. - Class A (b)		14,633	379,141
Confluent, Inc. - Class A (a)		83,741	1,962,889
Gitlab, Inc. - Class A (a)		29,103	1,367,841
NCR Voyix Corp. (a)(b)		424,570	4,139,558
			12,445,276
TOTAL COMMON STOCKS (Cost $61,005,465)			66,116,255

EXCHANGE TRADED FUNDS - 1.0%		Shares	Value
SPDR S&P Biotech ETF (b)		9,100	738,010
TOTAL EXCHANGE TRADED FUNDS (Cost $803,095)			738,010

PURCHASED OPTIONS - 0.2%(a)	Notional Amount	Contracts	Value
Call Options - 0.2%(c)(d)			$–
AvidXchange Holdings, Inc., Expiration: 05/16/2025; Exercise Price: $10.00	$ 154,336	182	4,550
Clear Secure, Inc.		–	$–
Expiration: 05/16/2025; Exercise Price: $26.73 (b)	474,153	183	32,940
Expiration: 05/16/2025; Exercise Price: $29.73 (b)	981,989	379	29,372
Mister Car Wash, Inc., Expiration: 05/16/2025; Exercise Price: $10.00	530,208	672	11,760
NCR Voyix Corp., Expiration: 10/17/2025; Exercise Price: $10.00 (b)	129,675	133	16,891
SPDR S&P Biotech ETF, Expiration: 05/16/2025; Exercise Price: $97.00 (b)	681,240	84	1,092
ZoomInfo Technologies, Inc., Expiration: 12/19/2025; Exercise Price: $12.50 (b)	36,000	36	3,600
TOTAL PURCHASED OPTIONS (Cost $226,521)			100,205

SHORT-TERM INVESTMENTS - 5.5%			Value
Money Market Funds - 5.5%		Shares
First American Government Obligations Fund - Class U, 4.29% (e)		3,925,736	3,925,736
TOTAL SHORT-TERM INVESTMENTS (Cost $3,925,736)			3,925,736

TOTAL INVESTMENTS - 99.6% (Cost $65,960,817)			70,880,206
Other Assets in Excess of Liabilities - 0.4%			312,026
TOTAL NET ASSETS - 100.0%			$71,192,232
two			–%
Percentages are stated as a percent of net assets.			–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	100 shares per contract.
(d)	Exchange-traded.
(e) (f)
The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2025 is $3,268,400 which represented 4.6% of net assets.

Baird Equity Opportunity Fund
Schedule of Written Options
March 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.3)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.0)% (c)
Clear Secure, Inc., Expiration: 05/16/2025; Exercise Price: $39.73	$(981,989)	(379)	$(14,213)
Fluor Corp., Expiration: 06/20/2025; Exercise Price: $60.00	(351,036)	(98)	(4,165)
Total Call Options			(18,378)

Put Options - (0.3)%
Clear Secure, Inc., Expiration: 05/16/2025; Exercise Price: $19.73	(1,450,960)	(560)	(15,400)
Equifax, Inc., Expiration: 04/17/2025; Exercise Price: $240.00	(1,339,580)	(55)	(35,750)
NCR Voyix Corp., Expiration: 10/17/2025; Exercise Price: $10.00	(178,425)	(183)	(23,241)
SPDR S&P Biotech ETF, Expiration: 05/16/2025; Exercise Price: $90.00	(681,240)	(84)	(78,540)
ZoomInfo Technologies, Inc., Expiration: 12/19/2025; Exercise Price: $10.00	(110,000)	(110)	(17,325)
Total Put Options			(170,256)
TOTAL WRITTEN OPTIONS (Premiums received $255,117)			$(188,634)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Baird Equity Opportunity Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$66,116,255	$–	$–	$66,116,255
Exchange Traded Funds	738,010	–	–	738,010
Purchased Options	50,923	49,282	–	100,205
Money Market Funds	3,925,736	–	–	3,925,736
Total Investments	$70,830,924	$49,282	$–	$70,880,206

Liabilities:
Investments:
Written Options	$(114,290)	$(74,344)	$–	$(188,634)
Total Investments	$(114,290)	$(74,344)	$–	$(188,634)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.